OFFICER'S CERTIFICATE OF
INSTACARE CORP.
(the "Company")

I, Keith M. Berman, the duly elected and acting Secretary of the Company, do hereby certify as follows:

(a) Attached hereto as Exhibit A is a true and complete copy of the Certificate of Incorporation of the Company, certified as of a recent date by an appropriate government official of the State of Nevada, as in full force and effect on the date hereof;

(b) Attached hereto as Exhibit B is a true and complete copy of the Bylaws of the Company, as in full force and effect on the date hereof;

(c) Attached hereto as Exhibit C is a true and complete copy of the resolutions adopted by the Board of Directors of the Company with respect to that certain credit facility entered into between Centurion Credit Resources LLC and the Company and the transactions and documents contemplated thereby; such resolutions have not been modified, amended, repealed or rescinded and remain in full force and effect as of the date hereof; and such resolutions are the only resolutions adopted by the Company's Board of Directors relating to the matters described therein;

(d) Attached hereto as Exhibit D is a true and complete copy of certificates of good standing, as certified as of a recent date by an appropriate government official of the State of Nevada; and

(e) Each of the following persons is presently the duly elected, qualified and acting officer of the Company as specified below and each has been duly authorized to sign the documents evidencing and securing the credit facility with Centurion Credit Resources LLC and the other documents, instruments and certificates related thereto. The signature of each such person set forth opposite his name is his genuine signature:

NAME	OFFICE	SIGNATURE
Keith M. Berman	Secretary	[signature]

[Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 2007.

Name: Keith M. Berman
Title: Secretary

The undersigned, the duly elected, acting and qualified Secretary of the Company, does hereby certify that the person whose name, title and signature appears above is the duly elected, acting and qualified Secretary of the Company, and such signature is his genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of the date first written above.

Name: Keith M. Berman
Title: Secretary

Exhibit A

Certificate of Incorporation [AND ANY AMENDMENTS]

See attached.

Exhibit B

Bylaws [AND ANY AMENDMENTS]

See attached.

Exhibit C

Resolutions

See attached.

Exhibit D

Certificates of Good Standing

See attached.